UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed by Sagent Pharmaceuticals, Inc. (the “Company”) to amend the Form 8-K filed by the Company on April 20, 2015 (the “Original Filing”), which reported the appointment of Shlomo Yanai as a Class I director of the Company. This Form 8-K/A amends Item 5.02 of the Original Filing to report the Committees of the Board of Directors to which Mr. Yanai has been designated.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in the Original Filing, on April 15, 2015, the Board of Directors of the Company appointed Shlomo Yanai as a Class I director of the Company, effective immediately. On June 9, 2015, the Board of Directors of the Company designated Mr. Yanai to serve as a member of the Board’s Compensation, Nominating and Corporate Governance and Strategic Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: June 11, 2015		/s/ Michael Logerfo
	Name:	Michael Logerfo
	Title:	President, Chief Legal Officer and Corporate Secretary